                                                                EX-99.B(h)(2)(i)

                                    EXHIBIT A

                                   Portfolios

     THIS EXHIBIT A, dated as of the date set forth below, is Exhibit A to that certain Accounting Services Agreement dated as of September 1, 2002 between PFPC Inc. and each of WELLS FARGO FUNDS TRUST, WELLS FARGO CORE TRUST (now WELLS FARGO MASTER TRUST) and WELLS FARGO VARIABLE TRUST.

                             WELLS FARGO FUNDS TRUST

Names of Portfolios                                 Existing Classes
-------------------                                 ----------------

Effective 10/1/2002

SIFE Specialized Financial Services Fund            A, B, C

Effective 11/29/2002

High Yield Bond Fund                                A, B, C

Effective 1/21/2003

California Limited Term Tax-Free Fund               A, C, Institutional
California Tax-Free Fund                            A, B, C, Institutional
Colorado Tax-Free Fund                              A, B, Institutional
Minnesota Tax-Free Fund                             A, B, Institutional
National Limited Term Tax-Free Fund                 Institutional
National Tax-Free Fund                              A, B, C, Institutional
Nebraska Tax-Free Fund                              Institutional

Effective 1/27/2003

Asset Allocation Fund                               A, B, C, Institutional
Income Fund                                         A, B, Institutional
Income Plus Fund                                    A, B, C
Index Allocation Fund                               A, B, C
Intermediate Government Income Fund                 A, B, C, Institutional
Limited Term Government Income Fund                 A, B, Institutional

Effective 2/10/2003

California Tax-Free Money Market Fund               A, Service

California Tax-Free Money Market Trust              Single Class
Cash Investment Money Market Fund                   Service, Institutional
Government Institutional Money Market Fund          Institutional
Government Money Market Fund                        A, Service
Liquidity Reserve Money Market Fund                 Investor
Minnesota Money Market Fund                         A
Money Market Fund                                   A, B
Money Market Trust                                  Single Class
National Tax-Free Institutional Money Market Fund   Service, Institutional
National Tax-Free Money Market Fund                 A
National Tax-Free Money Market Trust                Single Class
Overland Express Sweep Fund                         Single Class
Prime Investment Institutional Money Market Fund    Institutional
Prime Investment Money Market Fund                  Service
Treasury Plus Institutional Money Market Fund       Service, Institutional
Treasury Plus Money Market Fund                     A
100% Treasury Money Market Fund                     A, Service

To be Converted from Forum on a Date to be Determined

Diversified Bond Fund                               Institutional
Diversified Equity Fund                             A, B, C, Institutional
Diversified Small Cap Fund                          Institutional
Equity Income Fund                                  A, B, C, Institutional
Equity Index Fund                                   A, B
Equity Value Fund                                   A, B, C, Institutional
Growth Balanced Fund                                A, B, C, Institutional
Growth Equity Fund                                  A, B, C, Institutional
Growth Fund                                         A, B, Institutional
Index Fund                                          Institutional
International Equity Fund                           A, B, C, Institutional
Large Cap Appreciation Fund                         A, B, C, Institutional
Large Company Growth Fund                           A, B, C, Institutional
Mid Cap Growth Fund                                 A, B, C
Moderate Balanced Fund                              Institutional
Outlook Today Fund                                  A, B, C, Institutional
Outlook 2010 Fund                                   A, B, C, Institutional
Outlook 2020 Fund                                   A, B, C, Institutional
Outlook 2030 Fund                                   A, B, C, Institutional
Outlook 2040 Fund                                   A, B, C, Institutional
Small Cap Growth Fund                               A, B, C, Institutional
Small Cap Opportunities Fund                        Institutional
Small Company Growth Fund                           Institutional
Small Company Value Fund                            A, B, C, Institutional
Specialized Health Sciences Fund                    A, B, C

                                       B-2

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Specialized Technology Fund                         A, B, C
Stable Income Fund                                  A, B, Institutional
Strategic Growth Allocation Fund                    Institutional
Strategic Income Fund                               Institutional
Tactical Maturity Bond Fund                         Institutional
WealthBuilder Growth Balanced Portfolio             Single Class
WealthBuilder Growth and Income Portfolio           Single Class
WealthBuilder Growth Portfolio                      Single Class

To be Effective upon Fund Launch

Inflation-Protected Bond Fund                       A, B, C, Institutional
Montgomery Emerging Markets Focus Fund              A, B, C, Institutional
Montgomery Institutional Emerging Markets Fund      Select Class
Montgomery Short Duration Government Bond Fund      A, B, C, Institutional
Montgomery Small Cap Fund                           A, B, C, Institutional
Montgomery Total Return Bond Fund                   A, B, C, Institutional,
                                                    Select

                            WELLS FARGO MASTER TRUST

Names of Portfolios                                 Existing Classes
-------------------                                 ----------------

To Be Converted from Forum on a Date to be Determined

Disciplined Growth Portfolio                        Single Class
Equity Income Portfolio                             Single Class
Index Portfolio                                     Single Class
International Equity Portfolio                      Single Class
Large Cap Appreciation Portfolio                    Single Class
Large Company Growth Portfolio                      Single Class
Managed Fixed Income Portfolio                      Single Class
Small Cap Basic Value Portfolio                     Single Class
Small Cap Index Portfolio                           Single Class
Small Cap Value Portfolio                           Single Class
Small Company Growth Portfolio                      Single Class
Small Company Value Portfolio                       Single Class
Stable Income Portfolio                             Single Class
Strategic Value Bond Portfolio                      Single Class
Tactical Maturity Bond Portfolio                    Single Class

                           WELLS FARGO VARIABLE TRUST

Names of Portfolios                                 Existing Classes
-------------------                                 ----------------

Effective 1/13/2003

Asset Allocation Fund                               Single Class
Corporate Bond Fund                                 Single Class
Equity Income Fund                                  Single Class
Equity Value Fund                                   Single Class
Growth Fund                                         Single Class
International Equity Fund                           Single Class
Large Company Growth Fund                           Single Class
Money Market Fund                                   Single Class
Small Cap Growth Fund                               Single Class

The foregoing list of Portfolios is agreed to as of February 10, 2003.

WELLS FARGO FUNDS TRUST                   PFPC INC.


By:    /s/ Karla M. Rabusch               By:    /s/ Neal J. Andrews
       --------------------------------          -------------------------------
Name:  Karla M. Rabusch                   Name:  Neal J. Andrews
Title: Treasurer                          Title: Senior Vice President


WELLS FARGO MASTER TRUST


By:    /s/ Karla M. Rabusch
       --------------------------------
Name:  Karla M. Rabusch
Title: Treasurer


WELLS FARGO VARIABLE TRUST


By:    /s/ Karla M. Rabusch
       --------------------------------
Name:  Karla M. Rabusch
Title: Treasurer

                                       B-4